UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant☒
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Atlas Lithium Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

Atlas Lithium Corporation (the “Company”) is filing the attached proxy card as an amendment to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the U.S. Securities and Exchange Commission on April 15, 2026 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that the form of proxy card was inadvertently omitted from the Proxy Statement. The proxy card has been made available to the Company’s stockholders in the form attached hereto.

No changes have been made to the body of the Proxy Statement. This Form DEFA14A is being filed solely to correct the EDGAR version of the Proxy Statement to include the form of proxy card to stockholders.

ATLAS LITHIUM CORPORATION
1200 N FEDERAL HWY
SUITE 200
BOCA RATON, FL 33432

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATLX2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94088-P45757

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATLAS LITHIUM CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Marc Fogassa	☐	☐	☐
1b. Roger F. Noriega	☐	☐	☐
1c. Cassiopeia Olson	☐	☐	☐
1d. Stephen R. Petersen	☐	☐	☐
1e. Flávio Rocha	☐	☐	☐

	For	**Against**	**Abstain**
2. The ratification of the appointment of Pipara & Co. LLP as our independent registered public accounting firm for our 2026 fiscal year.	☐	☐	☐
3. The approval, on a non-binding, advisory basis, of the compensation of our named executive officers.	☐	☐	☐
4. The approval of the Non-Employee Director Compensation Program.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V94089-P45757

ATLAS LITHIUM CORPORATION
Annual Meeting of Stockholders
May 28, 2026, 10:00 a.m. ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marc Fogassa, as proxy, with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and/or Preferred Stock of ATLAS LITHIUM CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m. ET on May 28, 2026, at www.virtualshareholdermeeting.com/ATLX2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side